ALPS ETF TRUST

U.S. EQUITY HIGH VOLATILITY PUT WRITE INDEX FUND (NYSE ARCA: HVPW)

SUPPLEMENT DATED JUNE 9, 2017

TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2017

On June 8, 2017, the Board of Trustees of the ALPS ETF Trust authorized an orderly liquidation of the U.S. Equity High Volatility Put Write Index Fund (the “Fund”). The Fund’s Board of Trustees determined that closing and liquidating the Fund was in the best interests of the Fund and the Fund’s shareholders.

From June 9, 2017 through June 26, 2017, the Fund will be in the process of closing down and liquidating its portfolio, which will increase the Fund’s cash holdings.

The Fund will close to new investors on June 21, 2017, and the NYSE ARCA will halt trading in the Fund before the opening of trading on June 26 2017. The effective date of the Fund’s liquidation shall be June 26, 2017 or such other later date as shall be specified by the Board of Trustees of the Trust or by the officers of the Trust. Shareholders of record remaining on June 26, 2017 will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date.

There can be no assurance that there will be a market for the Fund’s shares between the last day of trading on NYSE Arca (June 23, 2017) and the liquidation date (June 26, 2017).

For additional information regarding the liquidation, shareholders of the Fund may call 855.325.8020.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE